1 PICO Holdings, Inc. Annual Meeting of Shareholders May 3, 2018

2 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements often address current expected future business and financial performance, including the demand and pricing for PICO’s real estate and water assets, the completion of proposed monetization transactions, the return of proceeds to shareholders, and the reduction of costs, and may contain words such as “expects,” “estimates,” “anticipates,” “intends,” “plans,“ “believes,” “seeks,” or “will”. All forward- looking statements included in this presentation are based on information available to PICO as of the date hereof, and PICO assumes no obligation to update any such forward- looking statements. Actual results could differ materially from those described in the forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive and governmental factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed in detail under the heading “Risk Factors” in PICO’s periodic reports filed with the U.S. Securities and Exchange Commission.

3 3 Business Plan OUR BUSINESS PLAN IS UNCHANGED AFTER THE TERMINATION OF THE STRATEGIC REVIEW PROCESS • Creatively monetize existing assets at maximum possible present value • Return proceeds to our shareholders • Reduce costs

4 4 Accomplishments in the past Eighteen Months • Monetized our entire 57% stake in UCP, Inc. for $114.5 million through the merger and subsequent disposal of our shares in Century Communities, Inc. • Monetized a portion of our Arizona Long Term Storage Credits for $25.9 million in 2017 • Returned $115.9 million to shareholders through a tax-free return of capital • Repurchased 489,878 shares on the open market as of March 31, 2018

5 5 Accomplishments in the past Eighteen Months (cont’d) • Reduced G&A and other costs in 2017 versus 2016 by approximately $20.4 million (this comparison includes the $10.4 million severance cost to our former CEO in 2016) • Put in place a Tax Benefits Preservation Plan for our federal NOLs of approximately $185.5 million at December 31, 2017 • Improved our corporate governance (for example, all Board members now have annual board terms)

6 6 Net Assets: March 31, 2018 22,709,599 shares outstanding at March 31, 2018. $171.2 million $27.6 million $0.7 million Vidler Real Estate and Water Assets Unrestricted Cash Other Total: $199.5 million

7 7 EPIC Report Update: Northern Nevada Study Area Note: Scenario B of the EPIC Forecast projects an increase of 42,400 new residents to the Study Area between December 2014 and December 2019, while Scenario B2 forecasts 64,700 new residents. Jobs Dec-14 Feb-18 # Change % Change EPIC (B) 596,637 620,699 24,063 4.0% EPIC (B2) 596,637 633,738 37,101 6.2% Actual 596,637 625,516 28,879 4.8%

8 8 Note: Scenario B of the EPIC Forecast projects an increase of 52,400 new jobs to the Study Area between December 2014 and December 2019 EPIC Report Update: Northern Nevada Study Area Jobs Dec-14 Feb-18 # Change % Change EPIC (B) 353,404 388,148 34,744 9.8% Actual 353,404 400,321 46,917 13.3%

9 9 EPIC Report Update: Northern Nevada Study Area Note: Scenario B of the EPIC Forecast projects an increase of 16,800 new households to the Study Area between December 2014 and December 2019, while Scenario B2 forecasts 25,600 new households. Jobs Dec-14 Feb-18 # Change % Change EPIC (B) 235,825 245,775 9,950 4.2% EPIC (B2) 235,825 250,937 15,113 6.4% Actual 235,825 247,239 11,415 4.8%

10 10 Sources: Washoe County Assessor and Department of Employment, Training, & Rehabilitation (CES data) 2005 = Peak of New Units (6,004) RENO-SPARKS REGIONAL ECONOMY – MARCH 2018

11 11 Source: Washoe County Assessor RENO-SPARKS REGIONAL ECONOMY – MARCH 2018

12 12 Source: Northern Nevada Regional MLS Jan-18 = $360,000 (19%↑) Feb-18 = $370,000 (16%↑) RENO-SPARKS REGIONAL ECONOMY – MARCH 2018

13 13 Source: Johnson-Perkins-Griffin Apartment Survey Estimated Income to Afford $1,180 = $48,364 (@ housing cost 33% of income) Apartment Units Under Construction = 3,762 Apartment Units Approved = 8,329 RENO-SPARKS REGIONAL ECONOMY – MARCH 14, 2018

14 14 Source: American Community Survey, US Census Bureau RENO-SPARKS REGIONAL ECONOMY – MARCH 2018

15 15 VIDLER PARCELS PENDING PROJECTS FUTURE DEVELOPABLE PROPERTY WASHOE DESERT WELLS PRESERVE DODGE FLAT RENO SPARKS FERNLEY DAYTON CARSON 950 RANCH NORTH VALLEYS STOREY LYON DOUGLAS CARSON SPANISH SPRINGS SUN VALLEY SILVER SPRINGS LEMMON VALLEY FSR PIPELINE INTERTIE Vidler Assets in Northern Nevada • Dodge Flat » Land: 1,078 acres » Water: 1,428 AF • FSR » Land: 7,076.11 acres » Municipal Water: 7,983.95 AF + 5,000 AF » Agricultural Water: 1,218.35 AF – Ground Water & Surface Water » Pipeline Capacity 22,000 AF • Carson-Lyon » Municipal Water: 1,779.53 AF » Municipal Water Option: 895.53 AF » Agricultural: 3,310 AF  1,778.85 AF (Mun) » 950 Ranch: 949.58 acres » Pipeline Capacity 5,000 AF • Truckee Surface Water Rights » 299.14 AF

16 16 North Valleys Estimated Total Water Usage from New Residential Projects Development Area (Prior Name) Single Family Units Commercial / Industrial Acres Estimated Water Usage Total Project (AF) Stonegate (Heinz Ranch) 3,755 1,245 Multi-Family 51 Ac Commerc/Ind 2,023 Train Town 1,300 - 736 White Lake Vistas 324 - 240 Silver Hills 2,340 - 1,178 Silver Star Ranch 1,600 - 449 Evans Ranch 5,679 62 2,372 Stead Airport - 1,700 - Prado Ranch (NVIG 2) 162 254 Multi-Family 5 Ac Commercial 98 NVIG 4 - 254 Multi-Family 250 Ac Commercial 240 NVIG 6 & 7 including Prado North 3,012 - 1,320 NVIG 8 238 - 104 Arroyo Crossing 236 - 91 Echeverria Peavine 1,900 - 750 North Valley Estates Units 1- 3 252 - 73 Silver Dollar Estates 624 - 150 TOTAL 9,824

17 17 Vidler Assets in Southern Nevada – Lincoln-Vidler Teaming Agreement 1. Garden Valley 2. Coal Valley 3. Pahroc Valley 4. Dry Lake Valley 5. Clover Valley 6. Tule Desert 7. Kane Springs Valley 1 2 3 4 5 6 7

18 18 Tule Desert and Clover Valley – Lincoln-Vidler Teaming Agreement • Tule Desert » 2,900 AF permitted water rights – Additional water may be awarded after 8 years of pumping, up to 4,340 AF • Clover Valley » Applications filed

19 19 Kane Springs Valley – Lincoln-Vidler Teaming Agreement • Kane Springs Valley » 500 AF permitted water rights, Vidler option with Coyote Springs » Additional application filed

20 20 Dry Lake Valley – Lincoln-Vidler Teaming Agreement • Dry Lake Valley » 1,009 AF certificated agricultural water rights » 600 acre parcel located within BLM-designated solar energy development zone

21 21 Garden Valley, Coal Valley & Pahroc Valley – Lincoln-Vidler Teaming Agreement • Garden Valley » Applications filed • Coal Valley » Applications filed • Pahroc Valley » Applications filed

22 22 Phoenix AMA Harquahala INA Vidler Assets in Arizona, Long-Term Storage Credits Location LTSC (AF) Harquahala INA 250,682.53 Current Phoenix AMA 53,816.69 AMA under Contract -13,650.00 Total Phoenix AMA 40,166.69 Grand Total 290,849.22 California Nevada Utah New Mexico Colorado

23 23 Long-Term Storage Credits Under Contract in Arizona PHOENIX ACTIVE MANANGEMENT AREA RECHARGE CREDITS » 13,650 Long-Term Storage Credits under Contract – Apache Sun Golf: 1,150 LTSC pricing $306.26 to $375.18 per credit, contract terminates 9/30/21 – Roosevelt Water Conservation District: 12,500 LTSC pricing $367.50 to $423.50 per credit, contract terminates 12/31/19

Colorado River Basin Water Supply Forecast:

(Source: April 10, 2018 US Bureau of Reclamation, data provided by NRCS, Snow Pack Conditions Map)

- Snowpack conditions throughout Upper Basin – Approximately half of the upper Colorado River Basin watershed at less than 50% of the median snow water equivalent ("SWE" or the amount of water contained within the snow pack).
- Lower Colorado River Basin (AZ, southern parts of UT, & western NM). Data also indicates most of the watershed at 50% of the median SWE, or less.
- Based on the March 2018 USBR 24 month study, releases from Lake Powell are projected to include an April 2018 equalization release for a total of 9.0 MAF in water year 2018.
- Current runoff projection into Lake Powell are forecasted to be ~50% of average, April through July.

PICO Holdings VIDLER Water. Quality. Life.
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25 25 Vidler Assets in New Mexico • Lower Rio Grande »Agricultural Water: 1,214.78 AF • Middle Rio Grand »Municipal Water: 99.09 AF •Campbell Ranch (Application) »Municipal Water: 350 AF Albuquerque Santa Fe Las Cruces Campbell Ranch

26 26 Summit County - Colorado • Summit County Augmentation Plan » 95.52 AF of water for sale » 57.06 AF currently leased Denver

27 27 Vidler’s Major Assets: Summary Arizona Long-Term Storage Credits » Resource driven: Pent-up demand exists in AZ due to the Colorado River Lower Basin structural deficit and the lack of other significant sources of available LTSCs. Northern Nevada Assets (North Valleys, Reno and Dayton corridor areas) » Market driven: Pent-up demand due to housing shortages and lack of available water in the North Valleys and Dayton corridor: BUT actual monetization and timing of sales is highly dependent on new residential and commercial demand occurring as part of the “Reno/ Northern Nevada Growth” story.

28 28 Return of Monetization Proceeds to Shareholders 2017 • Special Dividend (tax-free return of capital) of $5 per share (approximately $115.9 million) • 47,450 shares repurchased on the open market 2018 • Open market repurchases of stock: 442,428 shares repurchased in Q1 2018 for total cost of $5 million (average cost $11.29 per share) • Any significant additional monetization proceeds anticipated to be returned to shareholders through tender offer, and/or open market repurchases, and/or special dividends depending on facts and circumstances existing at the time of monetization

29 29 Reducing Net Costs • In first quarter 2018 we revised director compensation so that from May 3, 2018, aggregate annual Board compensation will now be $105,000 if taken in cash or $131,250 if taken in the form of restricted stock units (vs. 2017 total $755,318) • Anticipated reduction in New Mexico project costs in the future • Ongoing review of cost base as assets are monetized • Sourcing recurring lease revenue on non-core assets (for example, Fish Springs Ranch solar lease and CO & NV water rights leases)

30 30 Reducing Net Costs (cont’d) • Closing La Jolla, CA office: Transitioning and migrating all functions (treasury, accounting, financial reporting, corporate administration, IT & HR) to Vidler’s existing Carson City office • Vidler’s existing Carson City office will become the new headquarters of PICO Holdings, Inc. • In process of reviewing overall group management function and structure

31 31 Q. & A.